UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2005

webMethods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15681	54-1807654
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3877 Fairfax Ridge Road, South Tower, Fairfax, Virginia		22030
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-460-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2005, webMethods, Inc. (the "Company") issued a press release announcing that Richard P. Chiarello had been appointed to serve as the Company’s Chief Operating Officer effective immediately.

Mr. Chiarello has been the Company’s Executive Vice President, Worldwide Operations since joining the Company in April 2004 and will continue to perform those duties in his new capacity. From October 2002 to 2004, he served as Senior Vice President, Worldwide Sales, of Siebel Systems, Inc., where he managed all aspects of the company’s worldwide sales operations. From December 1998 to September 2002, he served as President of ATL LLC Consulting, a private sales consulting company founded by Mr. Chiarello to serve clients in the information technology industry. He also served as President and Chief Operating Officer of AMC Computer Corporation, a hardware and professional services company, from October 2000 to June 2001. From December 1985 to December 1998, Mr. Chiarello held several sales, marketing and executive management positions at Computer Associates International, Inc., the most recent of which was Executive Vice President and General Manager, Worldwide Sales and Channels. Prior to joining Computer Associates International, Inc., Mr. Chiarello served in a variety of sales positions with IBM Corporation from 1977 to 1985. Mr. Chiarello is 52.

Mr. Chiarello is not currently party to an employment agreement with the Company. Mr. Chiarello is a party to an agreement with the Company under which he may continue to receive base salary and benefits in certain circumstances after resignation or termination of employment. The terms of such agreement are set forth in the Company’s Proxy Statement filed on July 22, 2005 (incorporated herein by reference). The Compensation Committee of the Board of Directors of the Company is currently reviewing Mr. Chiarello’s compensation in connection with his promotion to Chief Operating Officer and may revise such compensation at a subsequent date. In such event, the Company will timely file with the Securities and Exchange Commission an amendment to this Form 8-K setting forth Mr. Chiarello’s revised compensation.

A copy of the press release issued by the Company on November 10, 2005 announcing Mr. Chiarello’s appointment as Chief Operating Officer is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 10, 2005, the Company issued a press release that announced the appointment of Richard P. Chiarello as Chief Operating Officer of the Company, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 99.1 Press release dated November 10, 2005.*

* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

November 10, 2005	By:	/s/ DAVID MITCHELL

Name: DAVID MITCHELL
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 10, 2005*